CONSIDERATION RECEIVABLE, NET (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Accounts, Notes, Loans and Financing Receivable [Line Items]
Receivables resulting from disposals	[1]	¥ 0		¥ 14,000
Less: allowance for doubtful accounts	[1]	0		(5,500)
Total		¥ 0	$ 0	¥ 8,500

[1]	The cost of consideration receivable came from the disposal of subsidiaries in 2011. Bad debt of RMB 5,500 has been provided in past few years. In the year ended December 31, 2017, the Company reached an agreement with the third party to offset the receivable due from and payable due to it at amount of RMB 8,500, and bad debt provision of RMB 5,500 was written off after all collection efforts have been exhausted and the potential for recovery was remote.